September 23, 2003




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


                        RE:    Morgan Stanley
                               Current Report on Form 8-K
                               Commission File No. 1-11758
                               ------------------------------------------------


Ladies and Gentlemen:

         Attached for filing by Morgan Stanley (the "Company") pursuant to the Securities Exchange Act of 1934 is the Company's Current Report on Form 8-K, dated September 23, 2003 including all exhibits thereto.


                                                  Very truly yours,

                                                  /s/  Peter G. Albero
                                                 ------------------------------
                                                  Peter G. Albero
                                                  Executive Director
                                                  (212) 537-2404

Enclosures

cc:      Ronald T. Carman, Esq.